Exhibit 10.1

Rewards Network Inc.

2008 Incentive Compensation Plan

Participation in the 2008 Incentive Plan

The Chief Executive Officer will recommend to the Compensation Committee the members of the management of Rewards Network Inc. and its subsidiaries (collectively, the “Corporation”) that will be eligible to participate in the Rewards Network Inc. 2008 Incentive Compensation Plan (the “2008 Incentive Plan”).

All members of the Corporation’s management who participate in the 2008 Incentive Plan must be approved by the Compensation Committee of the Board of Directors. Members of the Corporation’s management who are approved to participate in the 2008 Incentive Plan are referred to as “Participants.”

Incentive Compensation Determination

The 2008 Incentive Plan provides Participants with the possibility of receiving incentive compensation based on (a) the Participant’s individual performance during 2008 as determined by the Participant’s supervisor, (b) 2008 EBITDA, as defined below, (c) 2008 EBITDA less one-third of CapEx, as defined below, (d) 2008 Revenue, as defined below, (e) the 2008 Dining Credits Portfolio, as defined below, and (f) Key Corporate Objectives, as defined below. For purposes of the 2008 Incentive Plan, the Chief Executive Officer’s supervisor will be the Compensation Committee.

The total amount of incentive compensation payable to Participants under the 2008 Incentive Plan (“Incentive Compensation Pool”) will be determined by the Compensation Committee as soon as practical after December 31, 2008 based on the aggregate Target (as defined below) for all Participants and the Corporation’s 2008 EBITDA, 2008 Revenue, 2008 Dining Credits Portfolio and the achievement of Key Corporate Objectives by December 31, 2008. The Incentive Compensation Pool will equal 100% of the aggregate Target of all Participants, adjusted based on the Corporation’s 2008 EBITDA, 2008 Revenue, 2008 Dining Credits Portfolio and the Key Corporate Objectives, as described below.

Determination of 2008 Base Award

Each Participant will have an incentive compensation opportunity equal to a target percentage of his/her salary (the “Target”). Each Participant’s Target will be communicated to the Participant during the first quarter of 2008.

During the first quarter of 2009, each Participant’s supervisor will assess each Participant’s individual performance during 2008. Based on such assessment, each Participant’s supervisor will determine the percentage of the Target that may be awarded to the Participant under the 2008 Incentive Plan, which amount is referred to as the “2008 Base Award.” The 2008 Base Award for any single Participant may be more or less than 100% of that Participant’s Target;

provided, however, that the total amount of incentive compensation payable to Participants under the 2008 Incentive Plan shall not exceed the Incentive Compensation Pool. The 2008 Base Award is subject to the approval of the Corporation’s Chief Executive Officer and the Compensation Committee, who may make adjustments to any Participant’s 2008 Base Award in their sole discretion, with the Compensation Committee making the final determination of any adjustments.

2008 EBITDA Target

“EBITDA” means earnings before interest, income taxes, depreciation and amortization. For purposes of the 2008 Incentive Plan, the Corporation’s EBITDA for 2008, which may be adjusted to exclude any unusual and non-recurring gains and losses, will be determined by the Corporation in its sole discretion, with the Compensation Committee making the final determination, and such determination will be final and binding on all Participants and not subject to review.

“CapEx” means capital expenditures. For purposes of the 2008 Incentive Plan, the Corporation’s CapEx for 2008 will be determined by the Corporation in its sole discretion, with the Compensation Committee making the final determination, and such determination will be final and binding on all Participants and not subject to review.

The Corporation’s “EBITDA Threshold” will equal an amount of EBITDA for 2008, which may be adjusted as described above. The Corporation’s “EBITDA Target,” “EBITDA Stretch Target” and “EBITDA Maximum Target” will equal an amount of EBITDA for 2008, which may be adjusted as described above, less one-third of the Corporation’s CapEx for 2008. The Compensation Committee will determine the EBITDA Threshold, EBITDA Target, EBITDA Stretch Target and EBITDA Maximum Target during the first quarter of 2008 (or later, if necessary) and will promptly communicate these targets to all Participants.

2008 Revenue Target

“Revenue” means the Corporation’s sales. For purposes of the 2008 Incentive Plan, the Corporation’s Revenues for 2008 will be determined by the Corporation in its sole discretion, with the Compensation Committee making the final determination, and such determination will be final and binding on all Participants and not subject to review.

The Corporation’s “Revenue Target,” “Revenue Stretch Target” and “Revenue Maximum Target” will equal an amount of Revenue for 2008. The Compensation Committee will determine the Revenue Target, Revenue Stretch Target and Revenue Maximum Target during the first quarter of 2008 (or later, if necessary) and will promptly communicate these targets to all Participants.

2008 Dining Credits Target

“2008 Dining Credits Portfolio” means the Corporation’s gross Dining Credits portfolio as of December 31, 2008. The 2008 Dining Credits Portfolio will be determined by the Corporation in its sole discretion, with the Compensation Committee making the final determination, and such determination will be final and binding on all Participants and not subject to review.

The Corporation’s “Dining Credits Target” will equal an amount of gross Dining Credits as of December 31, 2008. The Compensation Committee will determine the Dining Credits Target during the first quarter of 2008 (or later, if necessary) and will promptly communicate the 2008 Dining Credits Target to all Participants.

Key Corporate Objectives

“Key Corporate Objectives” means action items deemed key to Corporate performance by the Corporation in its sole discretion, with the Compensation Committee making the final determination, and such determination will be final and binding on all Participants and not subject to review.

The Compensation Committee will determine the Key Corporate Objectives during the first quarter of 2008 (or later, if necessary) and will promptly communicate the Key Corporate Objectives to all Participants.

Achievement of EBITDA Threshold

No Participant will receive any payment under the 2008 Incentive Plan if the Corporation’s 2008 EBITDA is less than the EBITDA Threshold.

Components of 2008 Base Award

The 2008 Base Award will be divided into four components:

•	37.5% of the 2008 Base Award will be adjusted based on the Corporation’s 2008 EBITDA less one-third of CapEx (“EBITDA-Based Award”)

•	37.5% of the 2008 Base Award will be adjusted based on the Corporation’s 2008 Revenue (“Revenue-Based Award”)

•	12.5% of the 2008 Base Award will be adjusted based on the 2008 Dining Credits Portfolio (“Dining Credits-Based Award”)

•	12.5% of the 2008 Base Award will be adjusted based on the Corporation’s achievement of the Key Corporate Objectives (“Key Objectives-Based Award”)

Adjustments to the EBITDA-Based Award

The EBITDA-Based Award will be adjusted based on the Corporation’s 2008 EBITDA less one-third of CapEx, as follows:

•	If the Corporation’s 2008 EBITDA less one-third of CapEx is less than the EBITDA Target, no Participant will receive the EBITDA-Based Award.

•	If the Corporation’s 2008 EBITDA less one-third of CapEx equals the EBITDA Target, each Participant will receive two-thirds of the EBITDA-based Award.

•

If the Corporation’s 2008 EBITDA less one-third of CapEx is more than the EBITDA Target but less than the EBITDA Stretch Target, each Participant will receive two-thirds of the EBITDA-based Award plus an amount equal to one-third of the EBITDA-based Award multiplied by a fraction with the numerator equal to actual 2008 EBITDA less one-third of CapEx minus the EBITDA Target and a denominator equal to the EBITDA Stretch Target minus the EBITDA Target.

•	If the Corporation’s 2008 EBITDA less one-third of CapEx equals the EBITDA Stretch Target, each Participant will receive 100% of the EBITDA-based Award.

•

If the Corporation’s 2008 EBITDA less one-third of CapEx is more than the EBITDA Stretch Target but less than the EBITDA Maximum Target, each Participant will receive 100% of the EBITDA-based Award plus an amount equal to two-thirds of the EBITDA-based Award multiplied by a fraction with the numerator equal to actual 2008 EBITDA less one-third of CapEx minus the EBITDA Stretch Target and a denominator equal to the EBITDA Maximum Target minus the EBITDA Stretch Target.

•	If the Corporation’s 2008 EBITDA less one-third of CapEx is equal to or greater than the EBITDA Maximum Target, each Participant will receive 166.7% of the EBITDA-based Award.

Adjustments to the Revenue-Based Award

The Revenue-Based Award will be adjusted based on the Corporation’s 2008 Revenue, as follows:

•	If the Corporation’s 2008 Revenue is less than the Revenue Target, no Participant will receive the Revenue-Based Award.

•	If the Corporation’s 2008 Revenue equals the Revenue Target, each Participant will receive two-thirds of the Revenue-based Award.

•

If the Corporation’s 2008 Revenue is more than the Revenue Target but less than the Revenue Stretch Target, each Participant will receive two-thirds of the Revenue-based Award plus an amount equal to one-third of the Revenue-based Award multiplied by a fraction with the numerator equal to actual 2008 Revenue minus the Revenue Target and a denominator equal to the Revenue Stretch Target minus the Revenue Target.

•	If the Corporation’s 2008 Revenue equals the Revenue Stretch Target, each Participant will receive 100% of the Revenue-based Award.

•	If the Corporation’s 2008 Revenue is more than the Revenue Stretch Target but less than the Revenue Maximum Target, each Participant will receive 100% of the

Revenue-based Award plus an amount equal to two-thirds of the Revenue-based Award multiplied by a fraction with the numerator equal to actual 2008 Revenue minus the Revenue Stretch Target and a denominator equal to the Revenue Maximum Target minus the Revenue Stretch Target.

•	If the Corporation’s 2008 Revenue is equal to or greater than the Revenue Maximum Target, each Participant will receive 166.7% of the Revenue-based Award.

Adjustments to Dining Credits-Based Award

The Dining Credits-Based Award will be adjusted based on the 2008 Dining Credits Portfolio, as follows:

•	If the Corporation’s 2008 Dining Credits Portfolio is less than the Dining Credits Target, no Participant will receive the Dining Credits-Based Award.

•	If the Corporation’s 2008 Dining Credits Portfolio is equal to or greater than the Dining Credits Target, each Participant will receive 100% of the Dining Credits-Based Award.

Adjustments to Key Objectives-Based Award

The Key Objectives-Based Award will be adjusted based on the achievement of the Key Corporate Objectives, as follows:

•	If the Corporation does not achieve any Key Corporate Objectives, no Participant will receive the Dining Credits-Based Award.

•

For each Key Corporate Objective that the Corporation achieves, each Participant will receive a portion of the Key Objectives-Based Award equal to the Key Objectives-Based Award divided by the number of Key Corporate Objectives.

Payment of Final 2008 Award

The “Final 2008 Award” is the sum of the EBITDA-Based Award, the Revenue-Based Award, the Dining Credits-Based Award and the Key Objectives-Based Award, after taking into account the adjustments described above. The Final 2008 Award for each Participant will be payable on or before March 15, 2009.

The Final 2008 Award will be payable to a Participant only if the Participant is employed by the Corporation on the date that the Final 2008 Award is paid by the Corporation. The Final 2008 Award is not earned upon determination of a Participant’s Final 2008 Base Award. If the Participant is not employed by the Corporation for any reason on the date the Final 2008 Award is paid by the Corporation, the Participant will not be eligible to receive the Final 2008 Award, unless required by applicable law. The Corporation in its sole discretion will determine the date of payment of the Final 2008 Award; provided that such date will not be later than March 15, 2009.

General Terms and Conditions

The 2008 Incentive Plan is not a contract or guarantee and it can be amended, modified, or terminated at any time by the Corporation and for any reason or no reason, with or without notice. The Corporation retains complete discretion to pay or not pay a 2008 Incentive Plan payment as to each of its employees.

The 2008 Incentive Plan is not an employment contract for a definite period. Every Participant is an at-will employee. The Corporation or a Participant may terminate the Participant’s employment at any time without notice.

The Corporation’s interpretation of the terms of the 2008 Incentive Plan is final and binding on all Participants.

No financial incentive under the 2008 Incentive Plan is earned, accrued, or vested after the date on which the Participant ceases to be employed by the Corporation for any reason, regardless of which party ends the employment relationship or the reason why the employment relationship ended, or if Participant is no longer eligible to participate in the 2008 Incentive Plan for any reason, as determined by the Corporation.

All currently applicable policies of the Corporation (e.g., Rewards Network Guide to Compliance & Ethics: Do the Right Thing, Proprietary Information Policy, The Employee Handbook, or any fiscal policies) remain in effect and nothing contained in the 2008 Incentive Plan is intended to or will modify those policies.

The 2008 Incentive Plan is governed by the internal laws of the State of Illinois (without regard to conflicts of law principles).